united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisor Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suit 2 Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

The Gold Bullion Strategy
Portfolio

Annual Report

December 31, 2014

1-855-650-QGLD (7453)

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

Dear Shareholders,

This Annual Report for The Gold Bullion Strategy Portfolio (“Portfolio”) covers the period from January 1, 2014 to December 31, 2014 (“the period”). Flexible Plan Investments, Ltd. serves as the sub-advisor to The Gold Bullion Strategy Portfolio. During the period, the Portfolio declined by 3.47%, compared with a decline of 17.03% in the NYSE Arca Gold BUGS Index, and a decline of 1.75% in the S&P GSCI Gold Index, while the S&P 500 TR Index increased by 13.69%. The sub-index of the S&P GSCI provides investors with a reliable and publicly available benchmark tracking the COMEX gold future, while the NYSE Arca Gold BUGS Index represents gold-related stocks.

Gold prices enjoyed tailwinds for the first part of the period aided predominately by perceived geopolitical risk. Conflict in eastern-Europe and the continued and escalated unrest in the Middle East drove investors’ fears. Additionally, gold enjoyed some support from the demand-side from Asia. India lowered its restrictions for gold imports which led to active buying. The latter part of the period saw major events in global monetary policy. The European Central Bank announced a surprise cut in interest rates and the Bank of Japan introduced a massive quantitative easing program. Additionally, in the United States, the dollar began to significantly strengthen and the S&P 500 Index reached new all-time highs. These factors in the final part of the period provided strong headwinds for gold prices.

We believe the current environment and outlook for gold is challenging as there are strong forces working for and against the commodity. A strengthening U.S. economy, U.S dollar, and domestic stock market as well as the aforementioned foreign quantitative easing provides a historically challenging backdrop for a rise in gold prices. However, there still exist geopolitical factors across the globe that may lead to investor unrest. The upcoming election in Greece may result in friction towards European Union austerity and Russia remains a true wild-card in the wake of lower oil prices. Given all of these factors, the advisor and sub-advisor reiterate the value of gold in portfolios as a diversifier given its historically low correlation to most other asset classes.

The Gold Bullion Strategy Portfolio seeks returns that reflect the daily performance of the price of gold bullion, which was down about two percent during the period, and as such is a vehicle for investors to capture potential returns resulting from those movements. To meet its goal of tracking the New York Spot Gold 1:30 p.m. EST close, the Portfolio utilizes gold bullion-related futures contracts and exchange-traded funds (ETFs). Additionally, in an effort to reflect the daily performance of the price of gold bullion net of fees, the Portfolio invests in investment-grade fixed income corporate notes and bonds, with an objective of generating interest income to offset those fees.

The Portfolio continues to endeavor to execute its strategy consistently, regardless of the market environment or perceived outlook for gold. Despite the past few years downturn in the performance of gold, we believe gold has a place in investors’ portfolios. We encourage our investors to maintain a long-term perspective as the market reacts to inevitable challenges and opportunities. As an asset class, gold historically has been uncorrelated with other asset classes and tended to provide a valuable hedge to investor portfolios in times of market volatility or economic uncertainty. We thank you for your confidence in The Gold Bullion Strategy Portfolio and its potential to help you achieve your financial goals.

Best regards,

Catherine Ayers-Rigsby	Jerry Wagner

Advisors Preferred LLC	Flexible Plan Investments, Ltd.

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The Gold Bullion Strategy Portfolio

Portfolio Review (Unaudited)

December 31, 2014

The Portfolio’s performance figures* for the year ended December 31, 2014, as compared to its benchmarks:

		Since Inception
	One Year	November 1, 2013
The Gold Bullion Strategy Portfolio	(3.47)%	(8.71)%
NYSE Arca Gold BUGS Index **	(17.03)%	(23.85)%
S&P 500 Total Return Index ***	13.69%	16.76%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or seperate account. Returns greater than 1 year are annualized. The Portfolio’s estimated total annual operating expense ratio, as provided in the Portfolio’s prospectus dated May 1, 2014, was 1.89%. For performance information current to the most recent month-end, please call 1-855-650-7453.

**	The NYSE Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index (HUI) is a modifed equal dollar weight index of companies involved in gold mining. Investors cannot directly invest in an index.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | November 1, 2013 – December 31, 2014 +

Past performance is not necessarily indicative of future results.

+	Inception date is November 1, 2013.

The Portfolio’s holdings as of December 31, 2014 by types of investments are as follows:

Holdings by type of Investment:	% of Net Assets
Exchange Traded Funds:
Debt Funds	86.0%
Commodity Funds	2.4%
Short-Term Investments	7.2%
Other Assets less liabilities	4.4%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the portfolio’s holdings.

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The Gold Bullion Strategy Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 88.4%
	DEBT FUNDS - 86.0%
2,990	Guggenheim BulletShares 2015 Corporate Bond ETF	$64,794
2,930	Guggenheim BulletShares 2016 Corporate Bond ETF	64,753
5,700	Guggenheim BulletShares 2017 Corporate Bond ETF	129,447
1,300	Guggenheim Enhanced Short Duration ETF	64,896
620	iShares 1-3 Year Credit Bond ETF	65,212
1,280	iShares Floating Rate Bond ETF	64,691
610	iShares Short Maturity Bond ETF	30,512
610	iShares Short-Term National AMT-Free Muni Bond ETF	64,611
2,600	Market Vectors Investment Grade Floating Rate Bond ETF	64,818
2,520	Market Vectors Short High-Yield Municipal Index ETF	64,361
3,670	Market Vectors Short Municipal ETF	64,368
640	PIMCO Enhanced Short Maturity Exchange-Traded Fund	64,678
1,290	PIMCO Short Term Municipal Bond Exchange-Traded Fund	64,719
2,120	SPDR Barclays Investment Grade Floating Rate ETF	64,618
2,120	SPDR Barclays Short Term Corporate Bond ETF	64,851
2,670	SPDR Nuveen Barclays Short Term Municipal Bond ETF	64,854
1,020	SPDR SSgA Ultra Short Term Bond ETF	40,780
810	Vanguard Short-Term Bond ETF	64,760
		1,171,723
	COMMODITY FUNDS - 2.4%
627	Direxion Daily Gold Bull 3X Shares (a) *	16,918
148	SPDR Gold Grantor Trust (a) *	16,810
		33,728

	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,209,213)	1,205,451

	SHORT-TERM INVESTMENTS - 7.2%
	MONEY MARKET FUND - 7.2%
98,080	Fidelity Institutional Money Market Funds - Government Portfolio - Class I 0.01% (a,b)
	(Cost - $98,080)	98,080

	TOTAL INVESTMENTS - 95.6% (Cost - $1,307,293) (c)	$1,303,531
	OTHER ASSETS LESS LIABILITIES - 4.4%	59,728
	NET ASSETS - 100.0%	$1,363,259

*	Non-Income producing investment.

(a)	All or part of this instrument is a holding of GBSP Fund Limited.

(b)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2014.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of futures) is $1,309,738 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$140
Unrealized Depreciation:	(6,347)
Net Unrealized Depreciation:	$(6,207)

	FUTURES CONTRACT
	OPEN LONG FUTURES CONTRACT
Number of				Notional Value at	Unrealized
Contracts	Issue	Exchange	Expiration	December 31, 2014	(Depreciation)
11	Gold 100oz Future (a)	NY Comex	February-15	$1,302,510	$(19,020)

See accompanying notes to consolidated financial statements.

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The Gold Bullion Strategy Portfolio

Consolidated Statement Of Assets and Liabilities

December 31, 2014

ASSETS
Investments in securities:
At cost	$1,307,293
At value	1,303,531
Deposit with brokers for futures contracts	83,293
Receivables:
For securities sold	112,367
Interest and dividends	1,065
Prepaid expenses and other assets	795
TOTAL ASSETS	1,501,051

LIABILITIES
Payables:
For investments purchased	112,610
Unrealized depreciation on futures contracts	19,020
For fund shares redeemed	4,234
For investment advisory fees	942
For distribution (12b-1) fees	798
Non 12b-1 Shareholder Service Fee	188
TOTAL LIABILITIES	137,792
NET ASSETS	$1,363,259

NET ASSETS CONSIST OF:
Capital Stock	1,371,265
Accumulated net investment income	—
Accumulated net realized loss from investments and futures	(4,244)
Net unrealized depreciation on:
Investments	(3,762)
NET ASSETS	$1,363,259

NET ASSET VALUE PER SHARE:
Investor Class Shares:
Net Assets	$1,363,259
Shares of beneficial interest outstanding [No par value, unlimited shares of beneficial interest authorized]	60,655
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$22.48

See accompanying notes to consolidated financial statements.

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The Gold Bullion Strategy Portfolio

Consolidated Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$8,453
Interest	8
TOTAL INVESTMENT INCOME	8,461

EXPENSES
Investment advisory fees	7,919
Distribution (12b-1) fees	5,280
Administrative services fees	3,168
Non 12b-1 shareholder servicing expense	1,584
NET EXPENSES	17,951

NET INVESTMENT LOSS	(9,490)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES:
Net realized loss from:
Investments	(4,586)
Futures	(136,968)
(141,554)
Net change in unrealized appreciation (depreciation):
Investments	(3,089)
Futures	(5,740)
(8,829)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES	(150,383)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(159,873)

See accompanying notes to consolidated financial statements.

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The Gold Bullion Strategy Portfolio

Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013 (a)

DECREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(9,490)	$(197)
Net realized loss from investment and futures	(141,554)	(4,991)
Net change in unrealized appreciation (depreciation) on investments and futures	(8,829)	(13,953)
Net decrease in net assets resulting from operations	(159,873)	(19,141)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Investor Class	(116)	—
Net decrease in net assets resulting from dividend and distributions to shareholders	(116)	—

SHARES OF BENEFITCIAL INTEREST
Proceeds from shares sold:	3,882,529	398,172
Payments for shares redeemed:	(2,738,312)	—
Total increase in net assets from share of beneficial interest	1,144,217	398,172

TOTAL INCREASE IN NET ASSETS	984,228	379,031

NET ASSETS
Beginning of Year	379,031	—
End of Year ^	$1,363,259	$379,031
^ Includes accumulated net investment income	$—	$—

SHARE ACTIVITY
Investor Class:
Shares Sold	161,208	16,280
Shares Redeemed	(116,833)	—
Net increase in shares of beneficial interest outstanding	44,375	16,280

(a)	The Portfolio commenced operations on November 1, 2013.

See accompanying notes to consolidated financial statements.

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The Gold Bullion Strategy Portfolio

Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year or Period

	For the Year Ended		For the Period Ended
	December 31, 2014		December 31, 2013 (a)

Net asset value, beginning of year	$23.28		$25.00

Activity from investment operations:
Net investment loss (b)	(0.21)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.59)		(1.70)
Total from investment operations	(0.80)		(1.72)

Less distributions from:
Net investment income	(0.00	) (c)	—

Paid-in-Capital From Redemption Fees	—		—

Net asset value, end of year	$22.48		$23.28

Total return (d)	(3.43	)% (e)	(6.88	)% (f)

Net assets, at end of year (000s)	$1,363		$379

Ratio of net expenses to average net assets (g)	1.70%		1.70	% (h)
Ratio of net investment loss to average net assets (g,i)	(0.88)%		(0.56	)% (h)

Portfolio Turnover Rate	474%		23	% (f)

(a)	The Portfolio commenced operation on November 1, 2013.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(c)	The per share amount is less than $.005

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Not Annualized.

(g)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Annualized.

(i)	Recognition of net investment income (loss) by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to consolidated financial statements.

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The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

1.	ORGANIZATION

The Gold Bullion Strategy Portfolio (the “Portfolio”) is a non-diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio currently offers one class of shares which are offered at net asset value. The Portfolio seeks returns that reflect the performance of the price of Gold bullion. The Portfolio commenced operations on November 1, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Portfolio securities will be valued each day at the last quoted sales price on each security’s primary exchange, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask price on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ price. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last bid price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

GBSP Fund Limited (“GBSP Fund Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Portfolio that invests in Gold-bullion related Exchange Traded Funds (“ETFs”), Exchange Traded Notes (“ETNs”), physical gold bullion and derivatives. See “Consolidation of Subsidiaries” for additional information.

The Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv)

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The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2014

securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2014 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$1,205,451	$—	$—	$1,205,451
Money Market Fund	98,080	—	—	98,080
Total Investments	$1,303,531	$—	$—	$1,303,531
Liabilities *
Futures Contract	$(19,020)	$—	$—	$(19,020)

*	Refer to the Consolidated Portfolio of Investments for sector clarifications.

The Portfolio did not hold any Level 2 or Level 3 securities during the current year.

There were no transfers into or out of Level 1 during the current year presented. It is the Portfolio’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Consolidation of Subsidiaries – The consolidated financial statements of the Portfolio include the accounts of GBSP Fund Ltd., a wholly-owned controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Portfolio may invest up to 25% of its total assets in GBSP Fund Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Portfolio’s investment objectives and policies. The subsidiary commenced operations on November 15, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Portfolio’s investment in GBSP Fund Ltd. is as follows:

		GBSP Fund Ltd. Net
	Inception Date of	Assets at	% Of Net Assets at
	GBSP Fund Ltd.	December 31, 2014	December 31, 2014
GBSP Fund Ltd.	11/15/2013	$101,814	7.47%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. The Portfolio is not intended to be a complete investment program. Many factors affect the Portfolio’s net asset value and performance. The following risks apply to the Portfolio through its direct investments as well as indirectly through investments in Underlying Funds and the subsidiary (GBSP Fund Ltd.).

General Market Risk. The risk that the value of the Portfolio’s shares will fluctuate based on the performance of the Portfolio’s investments and other factors affecting the commodities and/or securities market generally.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.

Mutual Fund and ETN Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Portfolio. Each is subject to specific risks, depending on

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The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2014

investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks. ETNs may not provide an effective substitute for Gold bullion because changes in derivative prices held by these instruments may not track those of the underlying Gold bullion.

Futures Contracts – The Portfolio is subject to commodity risk in the normal course of pursuing its investment objective. The Portfolio may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the normal course of business, the Portfolio purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Assets and Liabilities as of December 31, 2014:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Futures	Net unrealized depreciation on futures

At December 31, 2014, the fair value of derivative instruments was as follows:

Asset Derivatives

Derivative Investment Type	Commodity Risk	December 31, 2014
Futures	$(19,020)	$(19,020)

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Operations for the year ended December 31, 2014:

Derivative Investment Type	Location of Gain/Loss on Derivative
Commodities Contracts	Net realized loss from futures
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The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2014

The following is a summary of the Portfolio’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2014:

Realized loss on derivatives recognized in the Consolidated Statement of Operations

		Total for the
		Year Ended
Derivative Investment Type	Commodity Risk	December 31, 2014
Futures	$(136,968)	$(136,968)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Commodity Risk	December 31, 2014
Futures	$(5,740)	$(5,740)

The derivative instruments outstanding as of December 31, 2014 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Derivatives Risk: Futures and forwards are subject to inherent leverage that may magnify Portfolio losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.

Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal income tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013 or expected to be taken in the Portfolio’s 2014 tax return. The Portfolio identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Portfolio makes significant investments; however the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, GBSP Fund Ltd. is an exempted Cayman Islands investment company. GBSP Fund Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GBSP Fund Ltd. is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

12

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2014

However, a portion of GBSP Fund Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio (or fund) are charged to that portfolio. Expenses which are not readily identifiable to a specific portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,163,706 and $4,260,009, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Portfolio’s policy is to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) on futures contracts. During the year ended December 31, 2014, the Portfolio was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2014.

Gross Amounts Not Offset in the
Consolidated Statement of Assets &
Liabilities:				Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Consolidated	the Consolidated
	Recognized	Statement of Assets	Statement of Assets	Financial	Cash Collateral
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(19,020)	$—	$(19,020)	$—	$19,020	$—
Total	$(19,020)	$—	$(19,020)	$—	$19,020	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

The Portfolio uses derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 2. As of December 31, 2014 the Gold Bullion Strategy Portfolio was invested in futures contracts.

5.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Portfolio are overseen by the Board, which is responsible for the overall management of the Portfolio. Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Portfolio. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Portfolio. The Trust has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Trust are also officers of GFS and for the Advisor and are not paid any fees directly by the Portfolio for serving in such capacities.

Pursuant to an advisory agreement with the Portfolio, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio

13

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2014

pays the Advisor, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets. Pursuant to the advisory agreement, the Advisor earned $7,919 in advisory fees for the year ended December 31, 2014.

Pursuant to the terms of an administrative servicing agreement with GFS, Gemini receives a monthly fee for all operating expenses of the Portfolio, which is calculated on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees. The approved entities may be affiliates of GFS. GFS provides a Principal Financial Officer to the Portfolio.

In addition, certain affiliates of GFS provide ancillary services to the Portfolio as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Portfolio at an annual rate of 0.50% of its average daily net assets and is paid to Ceros Financial Services, Inc. (the “Distributor”), an affiliate of the Advisor, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor is an affiliate of the Advisor. For the year ended December 31, 2014, pursuant to the Plan, distribution fees were $5,280, paid by the portfolio.

Each Trustee who is not an “interested person” of the Trust or Advisor was compensated at a rate of $15,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

During the year ended December 31, 2014, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Portfolio and received $1,540 in trade commissions.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of December 31, 2014, Jefferson National Life Insurance Co. held 100% of the voting securities of shares.

14

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2014

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the year ended December 31, 2014 was as follows:

Fiscal Year Ended
December 31, 2014
Ordinary Income	$—
Long-Term Capital Gain	116
$116

There were no distributions for the fiscal year ended December 31, 2013.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(1,799)	$—	$—	$(6,207)	$(8,006)

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2014, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term
$1,799	$—

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and adjustment, for the Portfolio’s holding in GBSP Fund Ltd, resulted in reclassification for the year ended December 31, 2014 as follows:

	Undistributed	Accumulated
Paid In	Net Investment	Net Realized	Unrealized
Capital	Income (Loss)	Gains (Loss)	Gain (Loss)
$(170,966)	$9,490	$142,456	$19,020

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Gold Bullion Strategy Portfolio and
Board of Trustees of Advisors Preferred Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of The Gold Bullion Strategy Portfolio (the “Portfolio”), a series of the Advisors Preferred Trust, as of December 31, 2014, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position The Gold Bullion Strategy Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 18, 2015

16

The Gold Bullion Strategy Portfolio
Expense Example (Unaudited)
December 31, 2014

As a shareholder of The Gold Bullion Strategy Portfolio, you incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Gold Bullion Strategy Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Gold Bullion Strategy Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account	Account	Period *
Expenses	Ratio	7/1/2014	12/31/2014	7/1/2014-12/31/2014
The Gold Bullion Strategy Portfolio	1.70%	$1,000.00	$884.40	$8.07

Table 2
Hypothetical	Annualized	Beginning	Ending	Expenses Paid During
(5% return before expenses)	Expense	Account	Account	Period
	Ratio	7/1/2014	12/31/2014	7/1/2014-12/31/2014
The Gold Bullion Strategy Portfolio	1.70%	$1,000.00	$1,016.64	$8.64

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (365).
17

The Gold Bullion Strategy Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, November 2012 to present	President, Charles R. Ranson Consulting, LLC (strategic analysis and planning, risk assessment and capital formation for entrepreneurial ventures), 2003 – present.	10	None
Felix Rivera Born: 1963	Trustee	Indefinite, November 2012 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 - present; Chief Operating Officer, Biondo Investment Advisors, LLC, Apr. 2004 - Dec. 2010.	10	Blue Arc Multi-Strategy Fund (Since 2014)
Janet P. Ailstock Born: 1948	Trustee	Indefinite, November 2012 to present	Attorney, J. Parker Ailstock, P.A., 1998 – present.	10	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.
18

The Gold Bullion Strategy Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
Catherine Ayers- Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; November 2012 to present	CEO, Advisors Preferred, LLC (investment advisor), Apr. 2011 – present; CEO, Ceros Financial Services, Inc. (broker/dealer), Sept. 2009 – present; CEO, Atcap Partners, LLC (broker/dealer), Mar. 2014 – present; Managing Director, Rydex Financial Services, (broker/dealer) Mar. 2002 – Sept 2009.	10	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; November 2012 to present	Sales Director, Ceros Financial Services, Inc. (broker/dealer), Jan. 2011 – present; VP Sales, TD Ameritrade, Inc. (broker/dealer), Feb. 2006 – Dec. 2010	10	None
Kevin E. Wolf Born: 1969	Treasurer	Indefinite; November 2012 to present	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); Vice- President, GemCom, LLC (since 2004).	n/a	n/a
Emile Molineaux Born: 1962	Chief Compliance Officer	Indefinite; November 2012 to present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	n/a	n/a
Richard Malinowski Born: 1983	Secretary	Indefinite; November 2012 to present	AVP, Legal Admin Gemini Fund Services, LLC, Sept. 2012 – present; Vice President and Manager, BNY Mellon Investment Servicing, Inc., May 2006 – Sept. 2012.	n/a	n/a

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-650-7453.

19

PRIVACY NOTICE

Rev. Jan. 2013

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
20

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

21

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-650-7453.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2014 - $15,000

(b)	Audit-Related Fees
2014 – N/A

(c)	Tax Fees
2014 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2014 - N/A

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2014
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - N/A

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President

Date 3/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President

Date 3/4/2015

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 3/4/2015